SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 1, 2012
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NETFLIX, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-49802	77-0467272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Winchester Circle
Los Gatos, CA
95032
(Address of principal executive offices)
(Zip Code)
(408) 540-3700
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 1, 2012, Netflix, Inc. (the “Company”) held its annual meeting of shareholders in Los Gatos, California (“Annual Meeting”). As of April 2, 2012, the Company’s record date, there were a total of 55,515,631 shares of common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 46,050,953 shares of common stock were represented in person or by proxy and, therefore, a quorum was present.
The shareholders of the Company voted on the following items at the Annual Meeting:

1.	To elect one Class I director to hold office until the 2015 Annual Meeting of Stockholders;

2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012;

3.	Advisory approval of the Company’s executive officer compensation;

4.	To consider a stockholder proposal to repeal the Company’s classified board;

5.	To consider a stockholder proposal regarding special shareowners meetings.

Votes regarding the election of the director nominee were as follows:

Nominee	For	Withheld	Broker Non-Votes
Richard N. Barton	31,433,256	4,484,837	10,132,860
Based on the votes set forth above, the director nominee was duly elected.
The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012 received the following votes:

For	Against	Abstain	Broker Non-Votes
44,732,013	1,189,564	129,376	—
Based on the votes set forth above, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012 was duly ratified.
The proposal to receive a non-binding advisory vote on executive compensation received the following votes:

For	Against	Abstain	Broker Non-Votes
34,316,994	1,498,155	102,944	10,132,860
Based on the votes set forth above, the stockholders advised that they were in favor of the named executive officer compensation set forth in the proxy statement.
The non-binding proposal from a stockholder to repeal the Company’s classified board received the following votes:

For	Against	Abstain	Broker Non-Votes
26,818,152	8,979,460	120,481	10,132,860
Based on the votes set forth above, the non-binding proposal from a stockholder to repeal the Company’s classified board was duly approved.

The non-binding proposal from a stockholder regarding special shareowners meetings received the following votes:

For	Against	Abstain	Broker Non-Votes
19,131,275	16,667,560	119,258	10,132,860
Based on the votes set forth above, the non-binding proposal from a stockholder regarding special shareowners meetings was duly approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETFLIX, INC.

Date: June 5, 2012

/s/ David Hyman
David Hyman
General Counsel and Secretary